UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 29, 2018 (November 28, 2018)

Apptio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37885	26-1175252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 NE 8th Street, Suite 600

Bellevue, WA 98004

(Address of principal executive offices, including zip code)

(866) 470-0320

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01	Other Events.

As previously announced, on November 9, 2018, Apptio, Inc., a Delaware corporation (“Apptio” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Bellevue Parent, LLC, a Delaware limited liability company (“Parent”), and Bellevue Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. The consummation of the Merger is conditioned upon, among other things, the expiration or termination of any waiting periods applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”). On November 28, 2018, the U.S. Federal Trade Commission notified the Company that early termination of the waiting period under the HSR Act was granted, effective immediately.

The consummation of the Merger remains subject to approval by the Company’s stockholders and the satisfaction or waiver of customary closing conditions set forth in the Merger Agreement.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Apptio and Parent. In connection with the proposed transaction, Apptio has filed a preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”). Promptly after filing its definitive proxy statement with the SEC, Apptio will mail the definitive proxy statement and a proxy card to each stockholder of Apptio entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Apptio may file with the SEC or send to its stockholders in connection with the proposed transaction. The preliminary proxy statement described above contains important information about the proposed merger and related matters. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF APPTIO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT APPTIO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT APPTIO AND THE PROPOSED TRANSACTION. The preliminary proxy, the definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Apptio with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Apptio’s website (http://www.apptio.com) or by contacting Apptio’s Investor Relations at ir@apptio.com.

Participants in the Solicitation

Apptio and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Apptio’s stockholders with respect to the proposed transaction. Information about Apptio’s directors and executive officers and their ownership of Apptio’s common stock is set forth in Apptio’s preliminary proxy statement on Schedule 14A filed with the SEC on November 21, 2018, Apptio’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 19, 2018, and Apptio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 21, 2018. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which Apptio refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Apptio’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of Apptio for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Apptio’s business and the price of the common stock of Apptio, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Apptio and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Apptio’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Apptio’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in Apptio’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Apptio does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPTIO, INC.

By:	/s/ John Morrow
John Morrow EVP, Corporate Development, General Counsel and Secretary

Date: November 29, 2018